UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 28, 2009

Electroglas, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-21626	77-0336101
(Commission File Number)	(I.R.S. Employer Identification No.)

5729 Fontanoso Way, San Jose, California 95138

(Address of Principal Executive Offices) (Zip Code)

(408) 528-3000

(Registrant’s Telephone Number, Including Area Code)

______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c)

Item 5.02.                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On January 28, 2009, C. Scott Gibson, a member of the Board of Directors (the “Board”) of Electroglas, Inc. (the “Company”) and Chairman of the Compensation Committee announced that he will resign from the Board effective May 31, 2009.

(d)  On January 28, 2009, at a meeting of the Board, the Board appointed Dr. Stan Yarbro as a Class III director of the Company’s Board, effective as of January 28, 2009, with a term to expire at the annual meeting of stockholders in 2010.  Dr. Yarbro will serve on the Compensation Committee and Nominating and Corporate Governance Committee of the Company’s Board.

A press release announcing Dr. Yarbro’s appointment and Mr. Gibson’s resignation is furnished with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits 99.1  Press Release of Electroglas, Inc. dated February 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Electroglas, Inc.

Date: February 2, 2009	By:	/s/ Thomas E. Brunton Thomas E. Brunton Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Electroglas, Inc. dated February 2, 2009